UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2006

                                 ---------------

                            PARALLEL TECHNOLOGIES, INC.
                     ---------------------------------------
               (Exact name of Registrant as specified in charter)

         Nevada                      0-19276                    13-3140715
------------------------      --------------------       ----------------------
(State of Incorporation)      (Commission File No.)            (IRS Employer
                                                         Identification Number)

  1 Shuang Qiang Road, Jinzhou, Dalian, People's Republic of China     116100
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:    (011)-86-411-8770-3333


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

|_| Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

            On January 27, 2006, we issued a press release concerning the 1-for-
245.27 reverse stock split of our common stock and the change of our corporate name to "Fushi International, Inc."




Item 9.01   Financial Statements and Exhibits

         (d) Exhibits

      Exhibit No.       Description of Exhibit
      -----------       ----------------------
         99.1           Press Release issued January 27, 2006.

                            SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 27, 2006




                                          Parallel Technologies, Inc.
                                            (Registrant)

                                          By: /s/ Wenbing Chris Wang
                                              ----------------------
                                              Wenbing Chris Wang
                                              Chief Financial Officer